UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): November 16, 2005
THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of
incorporation or organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California	94612-1888
(Address of principal executive offices)	(Zip code)
(510) 271-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)
☐ Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01 Entry into a Material Definitive Agreement
     On November 16, 2005, at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of The Clorox Company (the “Company”), the stockholders of the Company approved the 2005 Stock Incentive Plan (the “2005 Plan”) and the Executive Incentive Compensation Plan (the “EIC Plan”). A description of the terms of the 2005 Plan and the EIC Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on October 4, 2005.
     Copies of the 2005 Plan and EIC Plan are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description
10.1	The Clorox Company 2005 Stock Incentive Plan

10.2	The Clorox Company Executive Incentive Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY
Date: November 21, 2005	By:	/s/ Laura Stein
Senior Vice President —
General Counsel & Secretary

THE CLOROX COMPANY
FORM 8-K
INDEX TO EXHIBITS

Exhibit	Description
10.1	The Clorox Company 2005 Stock Incentive Plan

10.2	The Clorox Company Executive Incentive Compensation Plan